Exhibit 10.1

February 27, 2009

Each of the Borrowers and Loan Parties
party to the Credit Agreement identified below
c/o U.S. Shipping Partners L.P.
399 Thornall Street
Edison, NJ 08837

Re: Extension of Waiver and Fourth Amendment and Forbearance Agreement

Ladies and Gentlemen:

          Reference is made to (i) the Third Amended and Restated Credit Agreement, dated as of August 7, 2006, entered into by and among U.S. Shipping Partners, L.P. (“MLP”), U.S. Shipping Operating LLC, ITB Baltimore LLC, ITB Groton LLC, ITB Jacksonville LLC, ITB Mobile LLC, ITB New York LLC, ITB Philadelphia LLC, USS Chartering LLC, USCS Chemical Chartering LLC, USCS Chemical Pioneer Inc., USCS Charleston LLC, USCS Charleston Chartering LLC, USCS ATB LLC, USS ATB 1 LLC, USS ATB 2 LLC, USCS Sea Venture LLC, USS M/V Houston LLC, U.S. Shipping Finance Corp., USS JV Manager Inc., USS PC Holding Corp., and USS Product Manager LLC (collectively, the “Borrowers”), the various financial institutions as are or may become parties to the Credit Agreement as hereinafter defined (collectively, the “Lenders”), Canadian Imperial Bank of Commerce, as Letter of Credit Issuer, Canadian Imperial Bank of Commerce (“CIBC”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Lehman Commercial Paper Inc., as the syndication agent for the Lenders (in such capacity, the “Syndication Agent”), and Keybank National Association, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein), as amended to date (as the same may be further amended, restated, or otherwise modified from time to time, the “Credit Agreement”), (ii) the Waiver and Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of October 20, 2008, among the Borrowers, the Administrative Agent, the Collateral Agent, the Syndication Agent and the Lenders party thereto (as amended by the Extension Letter (defined below), the Second Extension Letter (defined below) and the Third Extension Letter (defined below), collectively, the “Amendment”), (iii) the Extension of Waiver and Fourth Amendment, dated January 21, 2009, among the Administrative Agent, the Syndication Agent, the Collateral Agent, and the Lenders party thereto (the “Extension Letter”), (iv) the Forbearance Agreement, dated as of December 30, 2008, by and among the Borrowers, the Lenders party thereto, the Administrative Agent, the Syndication Agent, and the Collateral Agent (as amended by the Second Extension Letter and the Third Extension Letter, the “Forbearance Agreement”), (v) the Extension of Waiver and Fourth Amendment and Forbearance Agreement, dated as of February 9, 2009, by and among the Administrative Agent, the Syndication Agent, the Collateral Agent, and the Lenders party thereto (the “Second Extension Letter”), and (vi) the Third Extension of Waiver and Fourth Amendment and Forbearance Agreement, dated as of February 20, 2009, by and among the Administrative Agent, the Syndication Agent, the Collateral Agent, and the Lenders party thereto (the “Third Extension Letter”). Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

          The parties hereby agree that:

(i)	Section 12 of the Amendment is hereby amended by deleting the reference to “February 27, 2009” appearing in the second line thereof and replacing such reference with “March 13, 2009”;

(ii)

Section 2 of the Forbearance Agreement is hereby amended by deleting the reference to “February 27, 2009” appearing in the thirteenth line thereof and replacing such reference with “March 13, 2009”; and

(ii)	all other terms and obligations set forth in the Amendment and the Forbearance Agreement shall remain in full force and effect.

          This letter agreement (the “Letter Agreement”) shall become effective as of the date first above written upon receipt by the Administrative Agent of duly executed counterparts of this Letter Agreement from the Borrowers, the Administrative Agent, the Letter of Credit Issuer and the Majority Lenders.

          This Letter Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Letter Agreement.

          Nothing contained in this Letter Agreement shall constitute a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. Except to the extent hereby amended, waived or modified, nothing contained in this Letter Agreement shall constitute an amendment, modification or waiver of such documents.

          THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Letter Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed and administered in accordance with all of the terms and provisions of the Credit Agreement.

[The remainder of this page left blank intentionally]

This letter shall be governed by and construed in accordance with the laws of the State of New York.

AGENTS AND LENDERS:

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Letter of Credit Issuer

By:	/s/

Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as Syndication Agent and Lender
By:	/s/

Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as Collateral Agent
By:	/s/

Name:
Title:

,
as Lender

By:	/s/

Name:
Title:

ACCEPTED AND AGREED:

BORROWERS:
U.S. SHIPPING PARTNERS L.P.

By:	US Shipping General Partner LLC,
its General Partner

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

U.S. SHIPPING OPERATING LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

ITB BALTIMORE LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

ITB GROTON LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

ITB JACKSONVILLE LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

ITB MOBILE LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

ITB NEW YORK LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

ITB PHILADELPHIA LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USS CHARTERING LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS CHEMICAL CHARTERING LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS CHEMICAL PIONEER INC.

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS CHARLESTON CHARTERING LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS CHARLESTON LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS ATB LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS ATB 1 LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS ATB 2 LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USCS SEA VENTURE LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USS M/V HOUSTON LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

U.S. SHIPPING FINANCE CORP.

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USS PRODUCT MANAGER LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USS JV MANAGER INC.

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USS PC HOLDING CORP.

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

GUARANTORS:

USS ATB 3 LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer

USS ATB 4 LLC

By:	/s/ Ronald L. O’Kelley

Name:	Ronald L. O’Kelley
Title:	Chief Executive Officer